Exhibit 99.1

Vireo Growth Inc. Announces First Quarter 2025 Results

– Q1 revenue of $24.5 million increased 1.9% year-over-year, in line with expectations for Vireo’s established markets –

– Merger Transactions expected to begin closing in Q2 and further strengthen profitability profile –

MINNEAPOLIS – May 9, 2025 – Vireo Growth Inc. ("Vireo" or the "Company") (CSE: VREO; OTCQX: VREOF), today reported financial results for its first fiscal quarter ended March 31, 2025. Key financial results are presented below in summary form with supporting commentary and discussion from management of certain key operating metrics which the Company uses to judge its performance. All currency figures referenced herein are denominated in U.S. dollars.

Summary of Key Financial Metrics

	Three Months Ended
US $ in millions	March 31,
	2025	2024	Variance
GAAP Revenue	$24.5	$24.1	1.9%
GAAP Gross Profit	$12.4	$12.2	1.4%
Gross Profit Margin	50.6%	50.8%	-20	bps
SG&A Expenses	$7.5	$7.1	6.0%
SG&A Expenses (% of Sales)	30.5%	29.3%	120	bps
Operating Income (Loss)	$2.0	$4.8	-58.5%
Operating Income Margin	8.1%	19.8%	-1,170	bps
Adjusted EBITDA	$6.6	$6.1	8.5%
Adjusted EBITDA Margin	26.8%	25.2%	160	bps

Management Commentary

Chief Executive Officer John Mazarakis commented, “First quarter results were in line with our expectations for Vireo’s established markets. We experienced continued growth in Maryland, stable performance in Minnesota, medical sales declines in New York, and the commencement of New York adult use sales from our indoor facility. We remain focused on closing our pending merger transactions, expected to begin during the second quarter.”

Balance Sheet and Liquidity

As of March 31, 2025, total current assets excluding New York assets held for sale were $128.5 million, including cash on hand of $86.3 million. Total current liabilities excluding New York assets held for sale and uncertain tax liabilities were $13.3 million. As of March 31, 2025, the Company had a total of 472,078,412 shares outstanding on the treasury method basis using a share price of $0.45.

Merger Transactions

On March 21, 2025, the Company announced that it filed its Definitive Information Circular with respect to its proposed Merger Transactions. The Circular contains proforma financial information for the combined company as well as 2023 and 2024 audited financial information for each of the various Merger Transaction targets. The Company also announced that it has received requisite shareholder approval in connection with the Merger Transactions after soliciting shareholder approvals via written consent.

The Company has obtained required regulatory approvals for its proposed Utah transactions (“Wholesome Cannabis” and the “Arches” technology platform) and is working toward satisfying all other customary closing conditions of the Merger Transactions, which it expects to meet during the second quarter of 2025.

Conference Call and Webcast Information

Vireo management will host a conference call with research analysts today, May 9, 2025, at 8:30 a.m. ET (7:30 a.m. CT) to discuss its financial results for its first quarter ended March 31, 2025. Interested parties may attend the conference call by dialing 1-888-672-2415 (Toll-Free) (US and Canada) or 1-646-307-1963 (Toll) (International) and referencing conference ID number 3718174.

A live audio webcast of this event will also be available in the Events & Presentations section of the Company’s Investor Relations website and via the following link: https://events.q4inc.com/attendee/968886697.

About Vireo Growth Inc.

Vireo was founded as a pioneer in medical cannabis in 2014 and we are fueled by an entrepreneurial drive that sustains our ongoing commitment to serve and delight our key stakeholders, most notably our customers, our employees, our shareholders, our industry collaborators, and the communities in which we live and operate. We work every day to get better and our team prioritizes 1) empowering and supporting strong local market leaders and 2) strategic, prudent capital and human resource allocation. For more information, please visit www.vireogrowth.com.

Additional Information

Additional information relating to the Company’s first quarter 2025 results will be available on EDGAR and SEDAR later today. Vireo refers to certain non-GAAP financial measures such as Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA in circumstances in which the Company believes that doing so provides additional perspective and insights when analyzing the core operating performance of the business. These measures do not have any standardized meaning and may not be comparable to similar measures presented by other issuers. Please see the Supplemental Information and Reconciliation of Non-GAAP Financial Measures at the end of this news release for more detailed information regarding non-GAAP financial measures.

Contact Information

Joe Duxbury

Chief Accounting Officer

investor@vireogrowth.com

(612) 314-8995

Forward-Looking Statement Disclosure

This press release contains “forward-looking information” within the meaning of applicable United States and Canadian securities legislation. To the extent any forward-looking information in this press release constitutes “financial outlooks” within the meaning of applicable United States or Canadian securities laws, this information is being provided as preliminary financial results; the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such financial outlooks. Forward-looking information contained in this press release may be identified by the use of words such as “should,” “believe,” “estimate,” “would,” “looking forward,” “may,” “continue,” “expect,” “expected,” “will,” “likely,” “subject to,” “transformation,” and “pending,” variations of such words and phrases, or any statements or clauses containing verbs in any future tense and includes statements regarding the Company’s expected performance in 2025; the Company’s pending merger transactions, including the expected timing of the closing of such mergers; future shareholder returns; the Company’s future access to liquidity; future growth opportunities for the Company; . These statements should not be read as guarantees of future performance or results. Forward-looking information includes both known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company or its subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements or information contained in this press release. Financial outlooks, as with forward-looking information generally, are, without limitation, based on the assumptions and subject to various risks as set out herein and in our Annual Report on Form 10-K filed with the Securities Exchange Commission. Our actual financial position and results of operations may differ materially from management’s current expectations and, as a result, our revenue, EBITDA, Adjusted EBITDA, and cash on hand may differ materially from the values provided in this press release. Forward-looking information is based upon a number of estimates and assumptions of management, believed but not certain to be reasonable, in light of management’s experience and perception of trends, current conditions, and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment, and the availability of licenses, approvals and permits.

Although the Company believes that the expectations and assumptions on which such forward-looking information is based are reasonable, the reader should not place undue reliance on the forward-looking information because the Company can give no assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking information is subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information. Such risks and uncertainties include, but are not limited to: risks related to the Company’s pending mergers, including satisfaction of closing conditions and regulatory and shareholder approval; risks related to the timing and content of adult-use legislation in markets where the Company currently operates; current and future market conditions, including the market price of the subordinate voting shares of the Company; risks related to epidemics and pandemics; federal, state, local, and foreign government laws, rules, and regulations, including federal and state laws and regulations in the United States relating to cannabis operations in the United States and any changes to such laws or regulations; operational, regulatory and other risks; execution of business strategy; management of growth; difficulties inherent in forecasting future events; conflicts of interest; risks inherent in an agricultural business; risks inherent in a manufacturing business; liquidity and the ability of the Company to raise additional financing to continue as a going concern; the Company’s ability to meet the demand for flower in Minnesota; risk of failure in the lawsuit with Verano and the cost of that litigation; our ability to dispose of our assets held for sale at an acceptable price or at all; and risk factors set out in the Company's Form 10-K for the year ended December 31, 2024, which is available on EDGAR with the U.S. Securities and Exchange Commission and filed with the Canadian securities regulators and available under the Company's profile on SEDAR at www.sedar.com.

The statements in this press release are made as of the date of this release. Except as required by law, we undertake no obligation to update any forward-looking statements or forward-looking information to reflect events or circumstances after the date of such statements.

Supplemental Information

The financial information reported in this news release is based on unaudited financial statements for the first quarter ended March 31, 2025, and March 31, 2024. All financial information contained in this news release is qualified in its entirety with reference to such financial statements. To the extent that the financial information contained in this news release is inconsistent with the information contained in the Company’s audited financial statements, the financial information contained in this news release shall be deemed to be modified or superseded by the Company’s audited financial statements. The making of a modifying or superseding statement shall not be deemed an admission for any purposes that the modified or superseded statement, when made, constituted a misrepresentation for purposes of applicable securities laws.

VIREO GROWTH INC.

CONSOLIDATED BALANCE SHEETS AS OF 3/31/2025 AND 12/31/2024

(Amounts Expressed in United States Dollars, Unaudited and Condensed)

	March 31,	December 31,
	2025	2024
Assets
Current assets:
Cash	$86,260,997	$91,604,970
Accounts receivable, net of credit losses of $259,011 and $254,961, respectively	3,983,466	4,590,351
Income tax receivable	11,367,067	12,027,472
Inventory	23,343,300	21,666,364
Prepayments and other current assets	1,785,664	1,650,977
Warrants held	1,751,906	2,270,964
Assets Held for Sale	99,941,960	96,560,052
Total current assets	228,434,360	230,371,150
Property and equipment, net	32,836,175	32,311,762
Operating lease, right-of-use asset	7,660,568	7,859,434
Intangible assets, net	7,694,517	7,899,328
Deposits	421,244	421,244
Total assets	$277,046,864	$278,862,918
Liabilities
Current liabilities
Accounts payable and accrued liabilities	$12,197,467	$10,456,036
Long-Term debt, current portion	—	900,000
Right of use liability	1,148,991	1,400,015
Uncertain tax liability	34,959,000	33,324,000
Liabilities held for sale	89,351,157	89,387,203
Total current liabilities	137,656,614	135,467,254
Right-of-use liability	16,437,288	16,494,439
Other long-term liabilities	37,278	37,278
Convertible debt, net	9,874,521	9,862,378
Long-Term debt, net	62,603,583	61,438,046
Total liabilities	$226,609,284	$223,299,395
Stockholders’ deficiency
Subordinate Voting Shares ($- par value, unlimited shares authorized; 339,475,288 shares issued and outstanding at March 31, 2025 and 337,512,681 at December 31, 2024)	—	—
Multiple Voting Shares ($- par value, unlimited shares authorized; 278,170 shares issued and outstanding at March 31, 2025 and 285,371 at December 31, 2024)	—	—
Additional paid in capital	288,381,930	286,999,084
Accumulated deficit	(237,944,351)	(231,435,561)
Total stockholders' equity (deficiency)	$50,437,579	$55,563,523
Total liabilities and stockholders' deficiency	$277,046,864	$278,862,918

VIREO GROWTH INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

THREE MONTHS ENDED MARCH 31, 2025 AND 2024

(Amounts Expressed in United States Dollars, Unaudited and Condensed)

	Three Months Ended
	March 31,
	2025	2024
Revenue	$24,540,641	$24,087,315
Cost of sales
Product costs	11,695,329	12,146,888
Inventory valuation adjustments	433,000	(304,000)
Gross profit	12,412,312	12,244,427
Operating expenses:
Selling, general and administrative expenses	7,473,943	7,051,613
Transaction related expenses	1,244,696	—
Stock-based compensation expenses	1,460,850	179,789
Depreciation	77,102	73,547
Amortization	180,032	180,034
Total operating expenses	10,436,623	7,484,983

Gain (loss) from operations	1,975,689	4,759,444

Other income (expense):
Interest expenses, net	(7,599,517)	(8,722,637)
Impairment of long-lived assets	—	—
Gain (loss) on disposal of assets	—	(120,856)
Other income (expenses)	790,038	1,317,589
Other income (expenses), net	(6,809,479)	(7,525,904)

Loss before income taxes	(4,833,790)	(2,766,460)

Current income tax expenses	(1,675,000)	(3,945,000)
Deferred income tax recoveries	—	—
Net loss and comprehensive loss	(6,508,790)	(6,711,460)
Net loss per share - basic and diluted	$(0.02)	$(0.05)
Weighted average shares used in computation of net loss per share - basic & diluted	366,800,177	143,126,330

VIREO GROWTH INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

THREE MONTHS ENDED MARCH 31, 2025 AND 2024

(Amounts Expressed in United States Dollars, Unaudited and Condensed)

	MARCH 31,
	2025	2024
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(6,508,790)	$(6,711,460)
Adjustments to reconcile net loss to net cash used in operating activities:
Inventory valuation adjustments	433,000	(304,000)
Depreciation	77,102	73,547
Depreciation capitalized into inventory	545,262	560,180
Non-cash operating lease expense	121,038	103,564
Amortization of intangible assets	180,032	180,034
Amortization of intangible assets capitalized into inventory	24,778	24,778
Stock-based payments	1,321,220	179,789
Warrants held	519,058	(1,327,879)
Interest Expense	1,213,681	2,015,889
Accretion	50,284	52,815
Loss (gain) on disposal of assets	—	120,856
Change in operating assets and liabilities:
Accounts Receivable	606,886	348,817
Prepaid expenses	(134,688)	290,106
Inventory	(2,032,109)	299,252
Income taxes	660,406	175,203
Uncertain tax position liabilities	1,635,000	3,760,000
Accounts payable and accrued liabilities	1,818,743	174,340
Changes in operating lease liabilities	(358,459)	(168,746)
Change in assets and liabilities held for sale	(3,495,266)	(1,037,417)
Net cash provided by (used in) operating activities	$(3,322,822)	$(1,190,332)

CASH FLOWS FROM INVESTING ACTIVITIES:
PP&E Additions	$(1,146,777)	$(899,264)
Deposits	—	(150,100)
Net cash provided by (used in) investing activities	$(1,146,777)	$(1,049,364)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from warrant exercises	38,516	—
Proceeds from option exercises	23,110	—
Debt principal payments	(936,000)	(1,050,000)
Lease principal payments	—	(71,066)
Net cash provided by (used in) financing activities	$(874,374)	$(1,121,066)

Net change in cash	$(5,343,973)	$(3,360,762)

Cash, beginning of year	$91,604,970	$15,964,665

Cash, end of year	$86,260,997	$12,603,903

VIREO GROWTH INC.

STATE-BY-STATE REVENUE PERFORMANCE

THREE MONTHS ENDED MARCH 31, 2025 AND 2024

	Three Months Ended
	March 31,
	2025	2024	$ Change	% Change
Retail:
MN	$11,209,204	$10,977,089	$232,115	2%
NY	1,205,045	1,821,269	(616,224)	(34)%
MD	6,819,392	6,801,082	18,310	0%
Total Retail	$19,233,641	$19,599,440	$(365,799)	(2)%

Wholesale:
MD	4,089,238	3,353,661	735,577	22%
NY	936,351	1,134,214	(197,863)	(17)%
MN	281,411	—	281,411	100%
Total Wholesale	$5,307,000	$4,487,875	$819,125	18%

Total Revenue	$24,540,641	$24,087,315	$453,326	2%

Reconciliation of Non-GAAP Financial Measures

Vireo management occasionally elects to provide certain non-GAAP financial measures such as Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA. EBITDA and Adjusted EBITDA are a non-GAAP measure and does not have a standardized definition under GAAP. The following information provides reconciliations of the supplemental non-GAAP financial measures, presented herein to the most directly comparable financial measures calculated and presented in accordance with GAAP. The Company has provided the non-GAAP financial measures, which are not calculated or presented in accordance with GAAP, as supplemental information and in addition to the financial measures that are calculated and presented in accordance with GAAP. These supplemental non-GAAP financial measures should not be considered superior to, as a substitute for or as an alternative to, and should be considered in conjunction with, the GAAP financial measures presented.

Reconciliation of Net Loss to EBITDA and Adjusted EBITDA

	Three Months Ended
	March 31,
	2025	2024
Net income (loss)	$(6,508,790)	$(6,711,460)
Interest expense, net	7,599,517	8,722,637
Income taxes	1,675,000	3,945,000
Depreciation & Amortization	257,134	253,581
Depreciation and amortization included in cost of goods sold	570,040	584,958
EBITDA (non-GAAP)	$3,592,901	$6,794,716
Inventory adjustment	$433,000	$304,000
Grown Rogue termination fee included in cost of goods sold	266,667	—
Stock-based compensation	1,460,850	179,789
Transaction related expenses	1,244,696	—
Other income	(790,038)	(1,327,879)
Severance expense	379,916	—
Loss on disposal of assets	—	120,856
Adjusted EBITDA (non-GAAP)	$6,587,992	$6,071,482